Accounts Receivable, Net	12 Months Ended
Dec. 31, 2011
Accounts Receivable, Net [Abstract]
Accounts Receivable, Net
6.	ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consists of:

	As of December 31,
	2010	2011
Revenue recognized in excess of billings	5,350	5,466
Other trade receivables	18,402	31,863

Total	23,752	37,329

Revenue recognized in excess of billings represent amounts earned using the percentage-of-completion method under public sector and enterprise applications contracts but not billable at the respective balance sheet dates. These amounts become billable according to the contract terms.

Movement of allowance for doubtful accounts is as follows:

	Balance at beginning of the year	Acquisition of a subsidiary	Exchange adjustment	Charge to expenses	Reversal	Written-off	Balance at end of the year
2010	59	—	5	437	(61)	(21)	419
2011	419	69	31	304	—	—	823